Exhibit 10.1

AMENDMENT No. 1

TO THE STOCKHHOLDERS AGREEMENT

This Amendment No. 1 to the Stockholders Agreement (“Stockholders Agreement”) dated December 13, 2002 by and among The First American Corporation, a California corporation, Pequot Private Equity Fund II, L.P. A Delaware limited partnership (“Pequot”) and First Advantage Corporation, a Delaware corporation (the “Company”) is hereby made effective on December 1, 2005.

WHEREAS, the Stockholders Agreement stipulates in Section 5.1 that the size of the Board of Directors shall be no more than 10 directors;

WHEREAS, Board of Directors (the “Board”) of the Company desires to expand the size of the Board to no more than 12 directors because it is in the best interest of the Company;

WHEREAS, Pequot believes that it is in the Company’s best interest to expand the size of the Board to no more than 12 directors;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Parties agree as follows:

Section 5.1 (a) which states in part:

“. . . ensure that the size of the board of directors of Parent, (the “Board”) shall be no more than 10 directors and . . . “

shall hereby be revised by replacing 10 with 12 and shall hereby state in the same part:

“. . ensure that the size of the board of directors of Parent, (the “Board”) shall be no more than 12 directors and . . . “

Notwithstanding the foregoing, all other provisions and terms of the Stockholders Agreement shall remain in force and effect to the extent of the original intent of the provisions and terms of the Stockholders Agreement.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement on and as of the date herein.

The First American Corporation

By:	/s/ Kenneth D. Degiorgio
Name:	Kenneth D. Degiorgio
Title:	Senior Vice President and General Counsel

Date: March 31, 2006

Pequot Private Equity Fund II, L.P.
By: Pequot Capital Management, Inc.
Its: Investment Manager

By:	/s/ Carlos Rodrigues
Name:	Carlos Rodrigues
Title:	Chief Financial Officer/ Pequot Ventures

Date: March 31, 2006

First Advantage Corporation

By:	/s/ Julie Waters
Name:	Julie Waters
Title:	Vice President and General Counsel

Date: March 31, 2006